As filed with the Securities and Exchange Commission on May 21, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2021

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Election of Director.

As previously disclosed in the Current Report on Form 8-K filed by B&G Foods on May 12, 2021, B&G Foods appointed Kenneth C. “Casey” Keller, age 59, as our next President and Chief Executive Officer, effective June 14, 2021. Mr. Keller will succeed B&G Foods’ Interim President and Chief Executive Officer, David L. Wenner, who will remain a director of our company and will work closely with Mr. Keller to assist with the transition.

On May 18, 2021, the board of directors of B&G Foods elected Mr. Keller to our board of directors, effective June 14, 2021.

There are no arrangements or understandings between Mr. Keller and any other person pursuant to which he was appointed as a director of our company. There is no family relationship between Mr. Keller and any director, executive officer, or person nominated or chosen by our company to become a director or executive officer of our company. B&G Foods has not entered into any transactions with Mr. Keller that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

B&G Foods’ annual meeting of stockholders was held on May 18, 2021. The matters voted upon and the results of the voting were as follows:

Proposal No. 1: The stockholders elected nine directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Votes
DeAnn L. Brunts	31,907,783	1,249,346	170,932	17,823,362
Debra Martin Chase	31,908,827	1,236,493	182,741	17,823,362
Charles F. Marcy	31,034,565	2,092,063	201,433	17,823,362
Robert D. Mills	32,078,737	1,049,047	200,277	17,823,362
Dennis M. Mullen	30,051,556	3,073,949	202,555	17,823,362
Cheryl M. Palmer	31,854,174	1,301,048	172,838	17,823,362
Alfred Poe	29,356,266	3,769,083	202,712	17,823,362
Stephen C. Sherrill	28,309,053	4,815,861	203,146	17,823,362
David L. Wenner	31,908,389	1,217,213	202,459	17,823,362

Proposal No. 2: The stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2021 annual meeting proxy statement.

For	Against	Abstain	Broker Non-Votes
30,390,070	1,806,664	1,131,327	17,823,362

Proposal No. 3: The stockholders approved a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022 (fiscal 2021).

For	Against	Abstain	Broker Non-Votes
49,618,770	647,930	884,723	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: May 21, 2021	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary